ABERDEEN FUNDS

(the “Funds”)

Supplement dated December 1, 2016 to the Prospectus dated February 29, 2016, as amended March 9, 2016 and supplemented to date (the “Prospectus”)

The following is hereby added as the last paragraph under the “Direct China Securities” heading under “China Risk” in the “Foreign Securities Risk” portion of the “Fund Details” section of the Funds’ Prospectus:

In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai.  China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Investing in China A shares through Stock Connect may be limited by quota and repatriation restrictions.  Additionally, investments through Stock Connect are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.

Please retain this Supplement for future reference.

ABERDEEN FUNDS

(the “Funds”)

Supplement dated December 1, 2016 to the Statement of Additional Information dated February 29, 2016, as amended March 9, 2016 and supplemented to date (the “SAI”)

The following paragraphs are added to end of the “Investing in China” heading under “Foreign Securities (including Developing Countries)” in the “General Information about the Funds’ Portfolio Instruments and Investment Policies” section of the Funds’ SAI:

Stock Connect.  In recent years, non-Chinese investors, including certain of the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai.  Shanghai Stock Exchange (“SSE”) listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect are subject to PRC regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. These regulations are relatively new, untested and subject to changes which could adversely impact a Fund’s rights with respect to the securities. As Stock Connect is new there are no assurances that the necessary systems to run the program will function properly.

Stock Connect is subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect may only be sold, purchased or otherwise transferred through Stock Connect. Stock Connect only operates when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. Additionally, investments through Stock Connect are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.

Please retain this Supplement for future reference.